Retirement Benefit Arrangements	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
Retirement Benefit Arrangements	Retirement Benefit Arrangements
For employee retirement benefits, the Company maintains certain defined contribution plans and other active and frozen defined benefit plans.
Defined Contribution Plans
Contributions are made by the Company, and in some locations, these contributions are supplemented by the local plan participants. Contributions are based on a percentage of the participant’s base salary depending upon competitive local market practice and vesting provisions meeting legal compliance standards and market trends. The accumulated benefits for the majority of these plans vest immediately or over a period of up to four years. As required by law, certain retirement plans also provide for death and disability benefits and lump sum indemnities to employees upon retirement.
The Company incurred expenses for these defined contribution arrangements of $14 million, $13 million, and $13 million for the years ended December 31, 2023, 2022 and 2021, respectively, included within Other expenses in the Company's Consolidated Statements of Operations.
Active Defined Benefit Plan
The majority of the defined benefit obligation at December 31, 2023 relates to a hybrid plan accounted for as a defined benefit plan under U.S. GAAP for the Company’s Zurich office employees (the Zurich Plan).
At December 31, 2023 and 2022, the funded status of the Zurich Plan was as follows (in thousands of U.S. dollars):

	2023	2022
Underfunded pension obligation at beginning of year	$9,538	$32,636
Change in pension obligation
Service cost	$7,300	$8,746
Interest cost	3,707	373
Plan participants’ contributions	4,194	3,792
Actuarial losses (gains)	18,002	(37,992)
Plan amendments	(2,606)	—
Benefits paid	1,775	(4,576)
Foreign currency adjustments	18,500	(3,736)
Settlements	(13,064)	—
Change in pension obligation	$37,808	$(33,393)
Change in fair value of plan assets
Actual return on plan assets	$5,590	$(14,936)
Employer contributions	8,396	7,658
Plan participants’ contributions	4,194	3,792
Benefits paid	1,775	(4,576)
Foreign currency adjustments	16,658	(2,233)
Settlements	(13,064)	—
Change in fair value of plan assets	$23,549	$(10,295)
Underfunded pension obligation at end of year	$23,797	$9,538
Additional information:
Projected benefit obligation at end of year (1)	$207,336	$169,527
Fair value of plan assets at end of year	$183,539	$159,989
Underfunded pension obligation at end of year	$23,797	$9,538
Accumulated pension obligation at end of year (2)	$200,462	$167,560

(1)Represents the actuarial present value of all benefits attributed to employee service rendered to December 31, measured using assumptions as to future compensation levels
(2)Represents the actuarial present value of benefits (whether vested or non-vested) attributed to employee service rendered and compensation to December 31, with no assumption about future compensation levels
At December 31, 2023 and 2022, the underfunded pension obligation of $24 million and $10 million, respectively, was included in Accounts payable, accrued expenses and other in the Consolidated Balance Sheets. The amounts included in Accumulated other comprehensive income (loss) at December 31, 2023 and 2022 were cumulative losses of $8 million (net of $2 million of taxes) and cumulative gains of $6 million (net of $1 million of taxes), respectively.
The net periodic benefit cost reported in Other expenses in the Consolidated Statements of Operations for the years ended December 31, 2023, 2022 and 2021 was $3 million, $1 million and $8 million, respectively.
The projected benefit obligation increased by $38 million during 2023, due primarily to an update of actuarial assumptions of $18 million to reflect a decline in discount rates, and foreign currency adjustments of $19 million due to the strengthening in the value of the Swiss Franc versus the U.S. dollar during the year, partially offset by $13 million of settlements. This was offset by increases of the fair value of plan assets of $24 million, driven by $17 million in foreign currency adjustments and $8 million in employer contributions, partially offset by $13 million of settlements. In 2022, the decrease in the projected benefit obligation was driven by an update of actuarial assumptions primarily to reflect an increase in discount rates during the year. This was offset by decreases to the fair value of plan assets of $10 million, due primarily to the actual return on plan assets during the year, partially offset by $8 million in employer contributions.
The investment strategy for the plan is to achieve a consistent long-term return, which will provide sufficient funding for future pension obligations while limiting risk. The expected long-term rate of return on plan assets is based on the expected asset allocation and assumptions concerning long-term interest rates, inflation rates and risk premiums for equities above the risk-free rates of return. These assumptions take into consideration historical long-term rates of return for the relevant asset categories. The investment strategy is reviewed regularly.
The Zurich Plan is a partially insured scheme participating in a single investment pool under the pension provider. As at December 31, 2023 and 2022, the coverage ratio was 103% and 101%, respectively, based on the performance of the assets. The fair value of the Zurich Plan’s assets, comprised of an investment pool of funds and including cash, at December 31, 2023 and 2022 was $184 million and $160 million, respectively. The partially insured funds comprise the accumulated pension plan contributions and investment returns thereon. These funds meet the definition of Level 2 inputs of the fair value hierarchy as defined in Note 4(a). The actual return on plan assets for the years ended December 31, 2023, 2022, and 2021 was a gain of $6 million, loss of $15 million, and gain of $7 million, respectively.
The assumptions used to determine the Zurich Plan’s pension obligation and net periodic benefit cost for the years ended December 31, 2023, 2022 and 2021 were as follows:

	2023		2022		2021
	Pension obligation	Net periodic benefit cost	Pension obligation	Net periodic benefit cost	Pension obligation	Net periodic benefit cost
Discount rate	1.30%	2.20%	2.20%	0.20%	0.20%	0.10%
Interest crediting rate	1.30%	2.20%	2.20%	1.00%	1.00%	1.00%
Expected long-term return on plan assets	—	5.00%	—	4.25%	—	3.50%
Rate of compensation increase	2.25%	2.25%	2.25%	2.00%	2.00%	2.00%
At December 31, 2023, estimated employer contributions to be paid in 2024 related to the Zurich Plan were $8 million and future benefit payments were estimated to be paid as follows (in thousands of U.S. dollars):

Year	Amount
2024	$13,455
2025	$11,660
2026	$12,846
2027	$11,225
2028	$10,689
2029 to 2033	$57,052